STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	31
Beginning Date of Accrual Period	20-Nov-03
End Date of Accrual Period	21-Dec-03
Distribution Date	22-Dec-03
Previous Distribution Date	20-Nov-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	11,656,356.59
Principal Collections	10,110,958.24
Collections of Interest (net of Servicing Fee and principal recoveries)	1,407,325.15
Servicing Fee	114,612.75
Principal recovery	23,460.45
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	11,656,356.59
Interest Paid to Certificates	201,090.84
Principal Paid to Certificates	353,492.88
Equity Certificate	10,987,160.12
Servicing Fee	114,612.75

Balance Reconciliation

Begin Principal Balance	275,070,610.25
Principal Collections (including repurchases)	10,110,958.24
Charge off Amount	353,492.88
End Principal Balance	264,606,159.13

Collateral Performance
Cash Yield (% of beginning balance)	6.64%
Charge off Rate (net of principal recoveries; % of beginning balance)	1.44%
Net Yield	5.20%

Delinquent Loans
30-59 days principal balance of loan	12,145,193.70
30-59 days number of loans	157
60-89 days principal balance of loan	2,207,526.86
60-89 days number of loans	29
90+ days principal balance of loan	16,713,796.81
90+ days number of loans	201

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	3,626
Number of HEL outstanding (EOP)	3,518
Book value of real estate acquired through foreclosure/grant of deed	4,175,238.16
Number of Loans that went into REO	8
Principal Balance of Loans that went into REO	1,081,944.47

Overcollateralization
Begin OC Amount	118,475,153.36
OC Release Amount	10,110,958.24
Extra Principal Distribution Amount	-
End OC Amount	108,364,195.12

Target OC Amount	87,320,032.51
Interim OC Amount	118,475,153.36
Interim OC Deficiency	-

Monthly Excess Cashflow	876,201.88

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	21.80%

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1 mo Libor plus 29bps)	1.41000%
Class A Pass-Through Rate	1.41000%
Class M Formula Rate (1 mo Libor plus 55bps)	1.67000%
Class M Pass-Through Rate	1.67000%
Available Funds Cap	10.44750%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	0.767041
2. Principal Distribution per $1,000	0.493199
3. Interest Distribution per $1,000	0.273842

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.41000%
2. Days in Accrual Period	32

3. Class A Interest Due	170,102.48
4. Class A Interest Paid	170,102.48

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	135,720,062.62
2. Class A Principal Due	306,360.50
3. Class A Principal Paid	306,360.50
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	135,413,702.12

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5117557

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	0.817505
2. Principal Distribution per $1,000	0.493223
3. Interest Distribution per $1,000	0.324282

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.67000%
2. Days in Accrual Period	32

3. Class M Interest Due	30,988.36
4. Class M Interest Paid	30,988.36

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	20,875,394.27
2. Class M Principal Due	47,132.38
3. Class M Principal Paid	47,132.38
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	20,828,261.89

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0787142